                                OPTION AGREEMENT

        THIS OPTION AGREEMENT, dated as of December 31, 1996 (this "Agreement"), by and between PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and GFL ADVANTAGE FUND LIMITED, a British Virgin Islands corporation ("GFL").

                              W I T N E S S E T H:

        WHEREAS, GFL, the Company and Palomar Electronics Corporation, a Delaware corporation ("PEC"), are contemporaneously with the execution and delivery of this Agreement executing and delivering, one to the other, a Securities Purchase Agreement, dated as of the date hereof (the "Securities Purchase Agreement"), which provides, among other things, for the purchase by GFL from PEC of 200,000 shares of Common Stock, $.01 par value per share, of Nexar Technologies, Inc. (the "Nexar Shares"), a Delaware corporation ("Nexar"), which is a subsidiary of the Company, at a purchase price of $10.00 per share for an aggregate purchase price of $2,000,000.00.

        WHEREAS, contemporaneously with the execution and delivery of the Securities Purchase Agreement, Nexar and GFL have executed and delivered, one to the other, a Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement"); and

        WHEREAS, in consideration of the purchase by GFL of the Nexar Shares, the Company wishes to grant to GFL the option to require the Company to exchange the Nexar Shares for shares of Common Stock, $.01 par value per share (the "Company Common Stock"), of the Company upon the terms and subject to the conditions of this Agreement;

        NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Grant of Option. The Company hereby grants GFL an irrevocable option (the "Option") which shall entitle GFL, if an Option Exercise Event occurs, to require the Company to issue upon each exercise of the Option a number of shares of Company Common Stock in exchange for the number of Nexar Shares surrendered for exchange by GFL in connection with such exercise of the Option equal to the quotient obtained by dividing (1) the product obtained by multiplying (A) the number of Nexar Shares to be exchanged upon such exercise of the Option times
(B) $10.00 by (2) the Exchange Value on the date of such exercise of the Option.

        As used in this Agreement, the following terms shall have the following meanings:

                "Closing Bid Price" of any security on any date shall mean the closing bid price of such security on such date on the principal securities exchange or market on which such security is traded as reported by such exchange or market.

                "Computation Date" means (1) the date which is 60 days after the First Option Closing (as defined herein), unless the Registration Statement theretofore has been declared effective by the SEC, (2) each date which is 30 days after a Computation Date, if the Registration Statement has not been declared effective by the SEC prior to such 30th day, (3) if the Registration Statement has not been declared effective by the SEC within 60 days after the First Option Closing, the date on which the Registration Statement is declared effective by the SEC, (4) the date which is 30 days after the date on which the Registration Statement ceases to be available for use by GFL, if, at any time during which the Registration Statement is required by the Registration Rights Agreements to remain available for such, the Registration Statement ceases to be so available for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission therein not caused by the information provided in writing by GFL expressly for use therein or the information contained in the Registration Statement having become outdated) and shall remain so unavailable on such 30th day, (5) the date on which the Registration Statement becomes available for use by GFL, if the Registration Statement shall have become unavailable for such use as described in the preceding clause (4) of this paragraph, (6) the date which is 30 days after the date on which GFL shall have become unable to obtain Company Common Stock upon exercise of the Option or the Company Call for any reason (other than by reason of the 4.9% limitation set forth in Section
        9), if GFL shall remain unable so to obtain shares of Company Common Stock on such 30th day, and (7) the date on which GFL become able to so obtain Company Common Stock, if GFL shall have become unable so to obtain Company Common Stock as described in the preceding clause (6) of this paragraph.

                "Exchange Value" for any date means 85% of the arithmetic average of the Closing Bid Prices of the Company Common Stock for the five consecutive trading days ending one trading day prior to such date, except that, if (x) the Registration Statement is not ordered effective by the SEC within 60 days after the First Option Closing, (y) the Registration Statement shall cease to be available for use by GFL for any reason (including, without limitation, by reason of a stop order of the SEC, a material misstatement or omission in the Nexar Registration Statement not caused by the information provided in writing by GFL expressly for use therein or the information contained in the Registration Statement having become outdated) or (z) GFL having become unable to obtain shares of Company Common Stock from the Company as and when required by this Agreement upon exercise of the Option or the Company Call in accordance with this Agreement (other than by reason of the 4.9% Limitation set forth in Section 9), then in each such case the percentage stated above in this paragraph shall be reduced by two percentage points on each Computation Date (not to exceed 2% on any Computation Date in case more than one event resulting in a Computation Date occurs during the same period of time) (pro rated in the case of any Computation Date which is less than 30 days after a Computation Date).

                "Registration Statement" shall mean the Registration Statement required to be filed by the Company with the SEC pursuant to Section 2(a) of the Company Registration Rights Agreement (as defined herein).

                "SEC" shall mean the United States Securities and Exchange Commission.

        2. Exercise of Option. (a) Subject to the provisions of Section 7, upon the occurrence of an Option Exercise Event, the Option may be exercised by GFL, in whole or in increments of at least 20,000 of the Nexar Shares, at any time prior to June 30, 1997.

                (b) If GFL wishes to exercise the Option, it shall send a written notice to the Company specifying the number of Company Common Stock to be issued in exchange for Nexar Shares upon such exercise and a place and date (not later than ten (10) business days after the date such notice is given) for the closing of such issuance and exchange. Each exercise of the Option shall be deemed to have been made on the date such notice is given with respect to such exercise.

        3. Exchange and Delivery of Certificate(s), Etc. Each closing hereunder pursuant to the exercise of the Option by GFL pursuant to Section 2 shall occur at the time and place set forth in the notice referred to in Section 2(b) hereof. At each such closing hereunder, (a) GFL will surrender to the Company the certificates for the number of Nexar Shares to be exchanged for Company Common Stock by reason of such exercise of the Option, and (b) the Company will deliver to GFL a certificate or certificates representing the number of Company Common Stock so purchased in the denominations designated by GFL in its notice of exercise.

        4. Call of the Option. The Company shall have the right to call (the "Company Call") all but not less than all of the Option and force GFL to exchange all Nexar Shares owned by GFL at the time of closing of the exercise by the Company of the Company Call for shares of Company Common Stock on the same basis provided in Section 1 for exercise of the Option by GFL at any time (i) before April 1, 1997 provided that the Company reasonably concludes that Nexar will not complete an initial public offering pursuant to the Nexar Registration Statement or (ii) after June 30, 1997 so long as the Nexar Registration Statement (as defined herein) shall be effective at the time the Company exercises the Company Call and at the time the Company delivers the shares of Company

Common Stock to GFL in connection with the exercise by the Company of the Company Call.

        5. Exercise of Company Call. If the Company wishes to exercise the Company Call, it shall send a written notice to GFL stating that the Company is exercising the Company Call and specifying a place and date (not later than ten
(10) business days after the date such notice is given) for the closing of the issuance of shares of Company Common Stock in exchange for Nexar Shares. The Company's exercise of the Company Call pursuant to Section 4 shall be deemed to have been made on the date such notice is given with respect to such Company Call.

        6. Exchange and Delivery of Certificate(s), Etc. Each closing hereunder pursuant to the exercise of the Company Call by the Company pursuant to Section 5 shall occur at the time and place set forth in the notice referred to in
Section 5 hereof. At each such closing hereunder, (a) GFL will surrender to the Company the certificates for the number of Nexar Shares to be exchanged for Company Common Stock by reason of such exercise of the Company Call, and (b) the Company will deliver to GFL a certificate or certificates representing the number of shares of Company Common Stock so purchased in the denominations designated by GFL prior to such closing.

        7. Option Exercise Events. As used in this Agreement, the term Option Exercise Event shall mean:

                (a) the Registration Statement of Nexar on Form S-1 filed with the Securities and Exchange Commission (the "SEC") on December 20, 1996 (as amended to the date the same is declared effective, the "Nexar
        Registration Statement") shall not be declared effective by the SEC on or before April 1, 1997;

                (b) the Nexar Registration Statement shall fail to name GFL as selling stockholder of the Nexar Shares;

                (c) the initial public offering price of the Nexar Common Stock in the offering covered by the Nexar Registration Statement shall be $11.75 or less;

                (d) Nexar shall fail to comply in any material respect with the Registration Rights Agreement; or

                (e) the Underwriter or Underwriters' Representatives (as defined in the Securities Purchase Agreement) shall request GFL to enter into any agreement contemplated by Section 8 of the Securities Purchase Agreement which restricts the sale by GFL of the Nexar Shares.

        Notwithstanding the foregoing, if GFL shall not have exercised the Option prior to the closing of Nexar's initial public offering, GFL shall have no right to exercise the Option after the closing of such initial public offering and this Option Agreement shall thereupon terminate.

        8. Registration Rights. At the first closing under Section 3 or Section 6 (the "First Option Closing"), the Company and GFL agree to execute and deliver, one to the other, a Registration Rights Agreement (the "Company Registration Rights Agreement") relating to the shares of Company Common Stock issuable upon exercise of the Option or the Company Call, as the case may be, which Company Registration Rights Agreement shall be in substantially the same form as the Registration Rights Agreement, dated as of September 26, 1996, by and between the Company and Genesee Fund Limited ("Genesee"), rights under which have been transferred to GFL pursuant to the Stock Purchase and Sale Agreement, dated as of October 31, 1996, by and between Genesee GFL and GFL Performance Fund Limited, except that the Company Registration Rights Agreement will provide as follows:

                1. The Company shall be obligated to file a Registration Statement on Form S-3 relating to 415,000 shares of Company Common Stock as Registrable Securities (as defined in the Company Registration Rights Agreement) within 30 days after the First Option Closing;

                2. Section 2(c) thereof shall be deleted; and

                3. The transfer of registration rights pursuant to Section 9 thereof shall not be restricted based on the number of shares of Company Common Stock transferred.

        9. Option and Call Limitation. Notwithstanding any other provision of this Agreement, in no event shall GFL be entitled to exercise the Option or shall the Company be entitled to exercise the Company Call in respect of in excess of that number of Nexar Shares in excess of the number of Nexar Shares upon exchange of which the sum of (1) the number of shares of Company Common Stock beneficially owned by GFL and any person whose beneficial ownership of shares of Company Common Stock would be aggregated with GFL's beneficial ownership of shares of Company Common Stock for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 13D-G thereunder (each a "GFL Person" and collectively, the "GFL Persons") (other than shares of Common Stock deemed beneficially owned through the ownership of unconverted shares of Convertible Preferred Stock, unexercised Common Stock Purchase Warrants which contain provisions similar to this Section
9) and (2) the number of shares of Company Common Stock issuable upon exercise of the Option or the Company Call, as the case may be, with respect to which the determination in this Section 9 is being made, would result in beneficial ownership by any GFL Person of more than 4.9% of the outstanding shares of Common Stock. For purposes of this Section 9, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the first sentence of this Section.

        10. Representations, Warranties Etc. of the Company. The Company hereby represents and warrants to, and covenants and agrees with, GFL as follows:

                (a) Due Authorization. This Agreement and the Company Registration Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company and this Agreement has been, and on or before the First Option Closing the Company Registration Rights Agreement will be, duly executed by a duly authorized officer of the Company.

                (b) Company Common Stock. The Company has taken all necessary corporate action to authorize and reserve for issuance upon exercise of the Option or the Company Call 415,000 authorized but unissued shares of Company Common Stock and any shares of Company Common Stock issued and delivered upon exercise of the Option or the Company Call, when issued and in accordance with this Agreement, will be fully paid and nonassessable.

                (c) Conflicting Instruments. Neither the execution and delivery of this Agreement or the Company Registration Rights Agreement, nor the consummation of the transactions contemplated hereby or thereby will violate or result in any violation of or be in conflict with or constitute a default under any term of the Certificate of Incorporation or By-laws of the Company or of any agreement or other instrument applicable to the Company or any of its subsidiaries.

                (d) Due Organization. The Company is a corporation duly organized, validly existing in good standing under the laws of the State of Delaware and has the requisite corporate power to enter into and perform this Agreement and the Company Registration Rights Agreement.

                (e) Purchase for Investment. The Company is purchasing any Nexar Shares acquired pursuant to this Agreement for its own account for investment only and not with a view towards the public sale or distribution thereof, unless registered under the Security Act of 1933, as amended, (the "1933 Act"), or except from such registration.

                (f) Accredited Investor. The Company is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3).

                (g) Resales. All subsequent offers and sales of the Securities by the Company shall be made pursuant to registration of the shares being offered and sold under the 1933 Act acquired
        pursuant  to  this   Agreement   or  pursuant  to  an   exemption   from
        registration.

        11. Representations, Warranties Etc. of GFL. GFL represents and warrants to, and covenants and agrees with, the Company as follows:

                (a) Purchase for Investment. GFL is purchasing any shares of Company Common Stock acquired pursuant to this Agreement for its own account for investment only and not with a view towards the public sale or distribution thereof, unless registered under the Security Act of 1933, as amended, (the "1933 Act"), or except from such registration.

                (b) Accredited Investor. GFL is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3).

                (c) Resales. All subsequent offers and sales of the Securities by GFL shall be made pursuant to registration of the shares being offered and sold under the 1933 Act acquired pursuant to this Agreement or pursuant to an exemption from registration.


        12. Miscellaneous.

                (a)   Severability.   If  any  term,   provision,   covenant  or
        restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                (b) Assignment. The Option shall not be assigned by GFL, without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company Call shall not be assigned by the Company.

                (c) Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written instrument executed by the party to be charged with enforcement.

                (d) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) if delivered in person or by courier, telephone line facsimile transmission or by mail (certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

                        If to the Company:

                        Palomar Medical Technologies,  Inc.
                        66 Cherry Hill Drive
                        Beverly, Massachusetts 01915

                        Attention: General Counsel

                        Facsimile No.: 508-921-5801

                        If to GFL:

                        GFL  Advantage  Fund Limited
                        c/o CITCO
                        Kaya  Flamboyan
                        9 Curacao

                        Attention:  Mr. A.P. deGroot

                        Facsimile No.:  599-9-322008

                        with a copy to:

                        Genesee Investments
                        10500 N.E. 8th Street
                        Suite 1920
                        Bellevue, Washington  98004-4332

                        Attention:  Mr. Christopher R. Purrier

                        Facsimile No.:  206-462-4645

and shall be effective on receipt in the case of delivery in person, by courier or by telephone line facsimile transmission or five day after mailing in the case of delivery by mail, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

                (e) Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of the State of New York without giving effect to the principles of conflict of laws thereof.

                (f) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                (g) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction thereof.

                (h) Expenses. All reasonable expenses incurred by GFL in connection with this Agreement and the Company Registration Rights Agreement, including but not limited to legal fees, shall be paid by the Company.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first set forth above.

                                         PALOMAR MEDICAL TECHNOLOGIES, INC.



                                         By:                /s/
                                                  ------------------------------
                                         Name:       Joseph P. Caruso
                                         Title:      Chief Financial Officer

                                         GFL ADVANTAGE FUND LIMITED



                                         By:                /s/
                                                  ------------------------------
                                         Name:       A.P. de Groot
                                         Title:      President